Exhibit 10.6.1

Supplementary Agreement (I)

Party A: Pinnacle Food Inc. (hereinafter referred to as “Party A”) Party B: BILLIONS TRADING COMPANY LIMITED (hereinafter referred to as “Party B”)

On November 21, 2023, Party A and Party B entered into a Distributor Agreement (Agreement No.: DC20231121-001).

Based on the principles of equality, voluntariness, and mutual agreement, and after thorough communication, both parties have reached a consensus to revise and improve the provisions under Clause

4: Ordering, Payment, and Commission, sub-clause 4.3, regarding commission and settlement methods. Both parties hereby sign this Supplementary Agreement.

1. Amendments to the Terms of the Main Agreement:

Clause 4: Ordering, Payment, and Commission

4.3. Party A agrees to provide Party B with a commission rate of 15% for the PFAI product series. The settlement cycle shall be calculated based on the following two methods:

4.3.1. After the end of the billing period, Party B shall pay the full amount of the payment to Party A. Upon receipt of the payment, Party A shall promptly settle the commission with Party B.

4.3.2. If Party B completes the sales work in advance during the billing period and has paid the full amount to Party A, Party A shall promptly settle the commission with Party B upon receiving the full payment.

2. Replacement of Original Terms

Both parties agree that the revised terms in this Supplementary Agreement shall replace the corresponding clause in the Main Agreement upon execution of this agreement.

3. Legal Effect

This Supplementary Agreement forms an integral part of the Main Agreement and holds the same legal effect. In case of any discrepancies between this agreement and the Main Agreement, the provisions of this Supplementary Agreement shall prevail.

4. Effective Date

This Supplementary Agreement is executed in two copies, with each party holding one copy. It becomes effective upon the signature and seal of both parties.

Party A: Pinnacle Food Inc.

Signature:	/s/ Jiulong You

Date: March 16, 2024

Party B: BILLIONS TRADING COMPANY LIMITED

Signature:	/s/ Xiaoyi Yang

Date: March 16, 2024